SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

                 Date of Report:  December 7, 1999


                        GANNETT CO., INC.
     (Exact name of registrant as specified in its charter)

    Delaware                 1-6961                   16-0442930
(State or other           (Commission               (IRS Employer
  jurisdiction            File Number)            Identification No.)
of incorporation)


         1100 Wilson Boulevard, Arlington, Virginia  22234
         (Address of principal executive offices)(Zip Code)

                          (703) 284-6000
        (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

OVERVIEW

     On July 27, 1999, the company announced an agreement to sell the assets of its cable division to Cox Communications, Inc. for approximately $2.7 billion in cash. Closing is expected to occur in early 2000. Upon closing, a gain will be recognized which, along with the cable and security segment operating results, will be reported as discontinued operations in the company's financial statements. The company expects to use the after-tax proceeds from this transaction to pay down its long-term debt.

     Included in this filing are financial statements for 1999, 1998, 1997 and 1996 which reflect this reclassification change. Also included in this filing are the unaudited pro forma condensed combined financial statements of Gannett Co., Inc. and Newsquest plc which also reflect this reclassification change.

EARNINGS SUMMARY OF INCOME FROM CONTINUING AND DISCONTINUED OPERATIONS

     After giving effect to the reclassifications discussed above, the company's earnings, excluding nonrecurring net non-operating gains principally from the disposition of various businesses in 1999, 1998 and 1996, are as follows.

 Unaudited, in thousands of dollars (except per share amounts)

                                               Earnings summary
                                         Excluding net non-operating gains

                                            Thirteen weeks ended          % Inc
                                        March 28, 1999   March 29, 1998   (Dec)

 Operating income                         $  296,592       $  274,327      8.1

 Non-operating income (expense)
 Interest expense                            (16,592)         (23,229)   (28.6)
 Other                                         2,368              829    185.6
                                          -----------      -----------   ------
 Total                                       (14,224)         (22,400)   (36.5)

 Income before income taxes                  282,368          251,927     12.1
 Provision for income taxes                  112,400          100,800     11.5
                                          -----------      -----------   ------
 Income from continuing operations           169,968          151,127     12.5
 Discontinued operations:
   Income from the operation of
     discontinued operations, net of tax       8,925            8,116     10.0
                                          -----------      -----------   ------
 Net income                               $  178,893       $  159,243     12.3
                                          ===========      ===========   ======

 Earnings per share - basic
   Earnings from continuing operations         $0.61            $0.53     15.1
   Earnings from discontinued operations:
     Discontinued operations, net of tax       $0.03            $0.03      --
                                               -----            -----     ----
 Net income per share - basic                  $0.64            $0.56     14.3
                                               =====            =====     ====

 Earnings per share - diluted
   Earnings from continuing operations         $0.61            $0.53     15.1
   Earnings from discontinued operations:
     Discontinued operations, net of tax       $0.03            $0.03      --
                                               -----            -----     ----
 Net income per share - diluted                $0.64            $0.56     14.3
                                               =====            =====     ====

 Unaudited, in thousands of dollars (except per share amounts)

                                                     Earnings summary
                                             Excluding net non-operating gains

                                              Thirteen weeks ended        % Inc
                                          June 27, 1999    June 28, 1998  (Dec)

 Operating income                         $  403,111       $  375,296      7.4

 Non-operating income (expense)
 Interest expense                            (13,852)         (20,348)   (31.9)
 Other                                           775            2,498    (69.0)
                                          -----------      -----------   ------
 Total                                       (13,077)         (17,850)   (26.7)

 Income before income taxes                  390,034          357,446      9.1
 Provision for income taxes                  155,200          143,100      8.5
                                          -----------      -----------   ------
 Income from continuing operations           234,834          214,346      9.6
 Discontinued operations:
   Income from the operation of
     discontinued operations, net of tax       9,356            8,463     10.6
                                          -----------      -----------   ------
 Net income                               $  244,190       $  222,809      9.6
                                          ===========      ===========   ======

 Earnings per share - basic
   Earnings from continuing operations         $0.84           $0.75      12.0
   Earnings from discontinued operations:
      Discontinued operations, net of tax      $0.03           $0.03       --
                                               -----           -----      ----
 Net income per share - basic                  $0.87           $0.78      11.5
                                               =====           =====      ====

 Earnings per share - diluted
   Earnings from continuing operations         $0.84           $0.75      12.0
   Earnings from discontinued operations:
      Discontinued operations, net of tax      $0.03           $0.03       --
                                               -----           -----      ----
 Net income per share - diluted                $0.87           $0.78      11.5
                                               =====           =====      ====

 Unaudited, in thousands of dollars (except per share amounts)
                                                              Earnings summary
                                                        Excluding net non-operating gains

                                          Thirteen weeks ended      % Inc       Thirty-nine weeks ended   % Inc
                                      Sept. 26, 1999 Sept. 27, 1998 (Dec)   Sept. 26, 1999 Sept. 27, 1998 (Dec)
                                      -------------- -------------- -----   -------------- -------------- -----

 Operating income                       $   353,366    $   298,783    18.3    $ 1,053,069    $   948,406   11.0

 Non-operating income (expense)
 Interest expense                          (26,474)        (17,190)   54.0        (56,918)       (60,767)  (6.3)
 Other                                       1,588            (877) (281.1)         4,731          2,450   93.1
                                        -----------    ------------ -------   ------------   ------------ ------
 Total                                     (24,886)        (18,067)   37.7        (52,187)       (58,317) (10.5)

 Income before income taxes                328,480         280,716    17.0      1,000,882        890,089   12.4
 Provision for income taxes                130,700         112,250    16.4        398,300        356,150   11.8
                                        -----------    ------------ -------   ------------   ------------ ------
 Income from continuing operations         197,780         168,466    17.4        602,582        533,939   12.9
 Discontinued operations:
  Income from the operation of
   discontinued operations, net of tax       9,699           8,053    20.4         27,980         24,632   13.6
                                        -----------    ------------ -------   ------------   ------------ ------
 Net income                             $  207,479     $   176,519    17.5    $   630,562    $   558,571   12.9
                                        ===========    ============ =======   ============   ============ ======

 Earnings per share - basic
   Earnings from continuing operations       $0.70           $0.59    18.6          $2.16          $1.87   15.5
   Earnings from discontinued operations
     Discontinued operations, net of tax     $0.04           $0.03    33.3          $0.10          $0.09   11.1
                                             -----           -----    ----          -----          -----   ----
 Net income per share - basic                $0.74           $0.62    19.4          $2.26          $1.96   15.3
                                             =====           =====    ====          =====          =====   ====

 Earnings per share - diluted
   Earnings from continuing operations       $0.70           $0.59    18.6          $2.14          $1.86   15.1
   Earnings from discontinued operations
    Discontinued operations, net of tax      $0.04           $0.03    33.3          $0.10          $0.09   11.1
                                             -----           -----    ----          -----          -----   ----
 Net income per share - diluted              $0.74           $0.62    19.4          $2.24          $1.95   14.9
                                             =====           =====    ====          =====          =====   ====


 Unaudited, in thousands of dollars (except per share amounts)

                                             Earnings Summary
                                          Thirteen weeks ended
                                            December 27, 1998

 Operating income                              $  437,408

 Non-operating income (expense)
 Interest expense                                 (18,645)
 Other                                             (3,654)
                                               -----------
 Total                                            (22,299)

 Income before income taxes                       415,109
 Provision for income taxes                       166,230
                                               -----------
 Income from continuing operations                248,879
 Discontinued operations:
 Income from the operation of
      discontinued operations, net of tax           8,856
                                               -----------
 Net income                                    $  257,735
                                               ===========

 Earnings per share - basic
   Earnings from continuing operations              $0.89
   Earnings from discontinued operations:
      Discontinued operations, net of tax           $0.03
                                                    -----
 Net income per share - basic                       $0.92
                                                    =====

 Earnings per share - diluted
   Earnings from continuing operations              $0.89
   Earnings from discontinued operations:
      Discontinued operations, net of tax           $0.03
                                                    -----
 Net income per share - diluted                     $0.92
                                                    =====

 Unaudited, in thousands of dollars (except per share amounts)

                                                 Earnings summary
                                          Excluding net non-operating gains

                                               Fifty-two weeks ended
                                    Dec. 27, 1998  Dec. 28, 1997  Dec. 29, 1996
                                    -------------  -------------  -------------

 Operating income                   $  1,385,814   $  1,262,242   $  1,019,278

 Non-operating income (expense)
 Interest expense                        (79,412)       (91,725)      (135,563)
 Other                                    (1,204)       (15,564)        (2,656)
                                    -------------  -------------  -------------
 Total                                   (80,616)      (107,289)      (138,219)

 Income before income taxes            1,305,198      1,154,953        881,059
 Provision for income taxes              522,380        473,600        377,900
                                    -------------  -------------  -------------
 Income from continuing operations       782,818        681,353        503,159
 Discontinued operations:
   Income from the operation of
     discontinued operations,
     net of tax                           33,488         31,326         51,867
   Gain from the sale of discontinued
     operations, net of income tax
     of $195,000                                                       294,580
                                    -------------  -------------  -------------
 Total income from discontinued
  operations                              33,488         31,326        346,447
                                    -------------  -------------  -------------
 Net income                         $    816,306   $    712,679   $    849,606
                                    =============  =============  =============

 Earnings per share - basic
   Earnings from continuing
     operations                            $2.76          $2.41          $1.79
   Earnings from discontinued
     operations:
     Discontinued operations, net
       of tax                              $0.12          $0.11          $0.18
     Gain from sale of discontinued
       operations, net of tax                                            $1.05
                                           -----          -----          -----
 Net income per share - basic              $2.88          $2.52          $3.02
                                           =====          =====          =====

 Earnings per share - diluted
   Earnings from continuing
     operations                            $2.74          $2.39          $1.78
   Earnings from discontinued
     operations:
     Discontinued operations, net
       of tax                              $0.12          $0.11          $0.18
     Gain from sale of discontinued
       operations, net of tax                                            $1.04
                                           -----          -----          -----
 Net income per share - diluted            $2.86          $2.50          $3.00
                                           =====          =====          =====

 Note: The discontinued operations in 1996 include results from the cable and security segment, along with the outdoor advertising business and Multimedia Entertainment, both of which were sold in 1996.

 The earnings summaries above exclude the following:

 - The second quarter of 1999 net pre-tax gain of $55 million ($33 million after-tax or $0.12 per share-basic and $0.11 per share-diluted) principally from the exchange of KVUE-TV in Austin, Texas for KXTV-TV in Sacramento, California.

 - The first quarter of 1998 net pre-tax gain of $306.5 million ($184 million after-tax or $0.65 per share-basic and $0.64 per share diluted) principally from the disposition of the company's five remaining radio stations and its alarm security business.

 - The fourth quarter of 1996 pre-tax gain of $158 million ($93 million after-tax or $0.33 per share) from the exchange of broadcast stations.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     See exhibit index for list of exhibits.



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GANNETT CO., INC.



Dated: December 7, 1999                 By: /s/George R. Gavagan
                                            -------------------------
                                        George R. Gavagan
                                        Vice President and Controller




                                EXHIBIT INDEX

Exhibit
Number                       Title or Description
-------                     ----------------------
99-1                         Unaudited statements of income and business
                             segment information for the quarters ended
                             March 28, 1999 and March 29, 1998; June 27, 1999
                             and June 28, 1998; September 26, 1999 and
                             September 27, 1998; and December 27, 1998; for the three quarters ended September 26, 1999 and September 27, 1998; and for the years ended
                             December 27, 1998; December 28, 1997; and
                             December 29, 1996, reflecting the reclassification of the cable and security segment as a discontinued operation.

99-2 Unaudited pro forma condensed combined statements of income of Gannett Co., Inc. and Newsquest plc for the twenty-six weeks ended June 27, 1999 and the year ended December 27, 1998, reflecting the reclassification of the cable and security segment as a discontinued operation.